UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York 10018

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 of this Current Report on Form 8-K, at the annual meeting of stockholders (the “Annual Meeting”) of The New York Times Company (the “Company”), held on April 26, 2023, the stockholders of the Company approved The New York Times Company 2023 Employee Stock Purchase Plan (the “ESPP”).

The ESPP is a broad-based plan intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (“Section 423”). The ESPP provides employees with the right to purchase shares of Class A stock through payroll deduction. A total of 8,000,000 shares of Class A stock have been reserved for issuance under the ESPP.

For a further description of the terms and conditions of the ESPP, as approved by the Company’s stockholders, see “Proposal Number 3—Approval of The New York Times Company 2023 Employee Stock Purchase Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 10, 2023 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the ESPP, including the description contained in the Proxy Statement, is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on April 26, 2023. At the Annual Meeting, the Company’s stockholders voted on five proposals and cast their votes as follows:

Proposal Number 1 — Election of directors

The stockholders (with Class A and Class B common stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
(Vote results of Class A common stockholders)
Beth Brooke	141,469,374	2,110,502	8,638,181
Rachel Glaser	140,776,653	2,803,223	8,638,181
Brian P. McAndrews	139,366,677	4,213,199	8,638,181
John W. Rogers, Jr.	136,930,558	6,649,318	8,638,181

(Vote results of Class B common stockholders)
Amanpal S. Bhutani	761,737	0	2,284
Manuel Bronstein	761,737	0	2,284
Arthur Golden	761,617	120	2,284
Hays N. Golden	761,617	120	2,284
Meredith Kopit Levien	761,737	0	2,284
David Perpich	761,617	120	2,284
A.G. Sulzberger	761,617	120	2,284
Rebecca Van Dyck	761,737	0	2,284

Proposal Number 2 — Ratification of the selection of Ernst & Young LLP as auditors

The stockholders (with Class A and Class B common stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2023. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
150,583,941	835,097	1,563,040	Not applicable

Proposal Number 3 — Approval of The New York Times Company 2023 Employee Stock Purchase Plan

The stockholders (with Class A and Class B common stockholders voting together) approved The New York Times Company 2023 Employee Stock Purchase Plan. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
143,897,361	334,278	109,974	8,640,465

Proposal Number 4 — Advisory vote to approve executive compensation

The Class B common stockholders approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
758,337	3,340	60	2,284

Proposal Number 5 — Advisory vote on frequency of future advisory votes to approve executive compensation

The Class B common stockholders approved the advisory resolution on the frequency of future advisory votes to approve executive compensation. The results of the vote taken were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
761,737	0	0	0	2,284

Consistent with the Board’s recommendation and the vote of stockholders, the Company will continue to hold an advisory vote to approve executive compensation annually until the next required vote on the frequency of such advisory votes takes place (which the Company expects will be at its 2029 Annual Meeting).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 10.1	The New York Times Company 2023 Employee Stock Purchase Plan

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 28, 2023	By:	/s/ Michael A. Brown
Michael A. Brown
Vice President, Assistant General Counsel and Corporate Secretary